[GRAPHIC OMITTED]

Smith Barney Principal
Return Fund

Zeros Plus
Emerging Growth
Series 2000

ANNUAL REPORT

November 30, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day. (Registered)

Smith Barney
Principal Return
Fund

[PHOTO OMITTED]

Heath B. McLendon

Chairman

[PHOTO OMITTED]

Richard A. Freeman

Vice President and Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Principal Return Fund Zeros Plus Emerging Growth Series 2000 ("Fund") for the year ended November 30, 1998. For your convenience, we have summarized the Fund's investment strategy over this time. A comprehensive summary of performance and current holdings can be found in the appropriate sections that follow.

Performance Update

The Fund seeks to return the principal amount of each shareholder's original investment (including any sales charges paid) on or about February 28, 2000, by investing a portion of its assets in zero-coupon U.S. Treasury bonds. (A zero coupon bond is a bond where no periodic interest payments are made. Investors buy the bond at a discounted price and receive one payment at maturity.)

In addition, the Fund, to the extent consistent with its objective, seeks to provide long-term appreciation of capital by investing the balance of its assets primarily in the stocks of emerging-growth companies. These emerging-growth companies are small-to-medium-sized firms that we believe have significant profit potential during a two to three year period.

For the year ended November 30, 1998, the Fund posted a total return of 5.05%. For the same period the Russell 2000 Index and the Value Line Composite Geometric Index two measures of performance that are more representative of the stock portion of the Fund's portfolio, reported declines of 6.62% and 5.78%, respectively. The Lehman Brothers Intermediate Term Government Bond Index advanced 8.95% for the year ended November 30, 1998. Emerging-growth stocks currently comprise approximately 43% of the net assets of the Fund with the remaining balance accounted for by zero coupon U.S. Treasury Bonds.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             1

Market Overview

The period under review included one of the most volatile times for the financial markets in the last decade. August 1998 in fact was the poorest month for the overall stock market since October 1987. The market decline was widespread, with the most intense pressures being felt in the mid- and small-capitalization sectors of the market. In August alone, the Russell 2000 Index declined by 19.5%. Based on data supplied by our internal research, the average decline for the NASDAQ universe of stocks, from their 52-week highs to the lows, reached in October was almost 54%. By comparison, back in 1987, this figure was about 45%. In 1990, the last overall bear market, the average decline for the entire NASDAQ universe was about 42%. The last time that the average NASDAQ decline was as severe as the recent market was back in 1974.

In our opinion, several factors contributed to the unusually weak performance by the stock market during the summer including:

o Continued deterioration in key Asian economies, most notably Japan, the region's most important country from an economic standpoint.

o Russia's default on its debt payments, which led to sizable write-offs for commercial banks and other financial institutions, and substantial losses by many leveraged investors whose portfolios were exposed to that country's debt. This contributed to a "mini-snowball" effect whereby sound investments were liquidated to fund margin calls left in the wake of Russia's debt default.

o The Asian/Russian "contagion" began spreading to Latin America. Countries which raised their interest rates to defend their currencies even though those actions have had a negative impact on their economies.

o Investor expectations for corporate profits continued to be moderate, particularly for multinational companies, as analysts factored in the effects of a slowing global economy.

Anticipating the needs of the financial markets and many investors, the Federal Reserve Board ("Fed") in September undertook a dramatic shift in its monetary policy and provided a much-needed injection of liquidity to the system. While initially disappointed by the magnitude of the interest rate cut, a surprise reduction made in between regularly scheduled board meetings in October both surprised and delighted the markets and led to a restoration of confidence by investors in the stock and corporate bond markets. Dramatic recoveries occurred in nearly all


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
indices including the Russell 2000 (an index that is representative of small-cap stocks), yet it remains well under its twelve-month high, unlike the large capitalization indices some of which went on to eclipse their highs in November.

Once again, the stock market held to its typical four-year pattern in which a major low is recorded every four years during the off presidential election year.

Investment Strategy and Market Outlook

We attempt to concentrate the Fund's portfolio holdings on those companies with sales and earnings that are not overly dependent on trends in the general economy. With the outlook for overall corporate profit growth more uncertain, we believe that it is important to own those companies that can best control their own fates.

We think that health-care securities represent just such an opportunity. In our view, health-care stocks, particularly bio-technology companies, are heavily domestic and are not affected by economic cycles. In addition, health-care stocks are somewhat protected from many of the forces dragging down the multinationals such as international economic crisis, political risk, economic cycles and even year 2000 computer problems. Strong recent earnings performances by Genzyme, Chiron and IDEC Pharmaceuticals, our largest health-care positions, fit our criteria.

The combination of an easing Fed monetary policy, and the historically undervalued levels of emerging-growth stocks makes us optimistic that we may continue to experience a significant rebound. Moreover the portion of the Fund that is invested in U.S. Treasury securities should help cushion the downside somewhat during more volatile markets.

Thank you for your confidence in our investment management approach. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman


/s/ Richard A. Freeman

Richard A. Freeman
Vice President and Investment Officer

December 14, 1998


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             3

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------
                        Net Asset Value
                      -------------------
                      Beginning     End      Income     Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions  Returns(1)
================================================================================
11/30/98                $8.46      $8.07      $0.31       $0.49         5.05%
--------------------------------------------------------------------------------
11/30/97                 8.63       8.46       0.00        1.23        12.28
--------------------------------------------------------------------------------
11/30/96                 9.28       8.63       0.57        0.22         1.55
--------------------------------------------------------------------------------
11/30/95                 8.15       9.28       0.27        0.35        22.17
--------------------------------------------------------------------------------
11/30/94                 9.00       8.15       0.34        0.50        (0.20)
--------------------------------------------------------------------------------
11/30/93                 8.16       9.00       0.29        0.09        15.72
--------------------------------------------------------------------------------
11/30/92                 7.57       8.16       0.10        0.00         9.15
--------------------------------------------------------------------------------
8/30/91* - 11/30/91      7.60       7.57       0.00        0.00        (0.39)+
================================================================================
Total                                         $1.88       $2.88
================================================================================
It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                            Without              With
                                        Sales Charge(1)     Sales Charge(2)
================================================================================
Year Ended 11/30/98                          5.05%              (0.25)%
--------------------------------------------------------------------------------
Five Years Ended 11/30/98                    7.87                6.78
--------------------------------------------------------------------------------
8/30/91* through 11/30/98                    8.74                7.98
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                               Without
                                                           Sales Charge(1)
================================================================================
8/30/91* through 11/30/98                                       83.75%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 5.00%.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*     Commencement of operations.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                     Zeros Plus Emerging Growth Series 2000
                       vs. Value Line Composite Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------
                          August 1991 -- November 1998

                             [PLOT POINTS TO COME]

+ Hypothetical illustration of $10,000 invested in shares of the Zeros Plus Emerging Growth Series 2000 from August 30, 1991 (commencement of operations), assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1998. The Value Line Composite Index - Geometric, composed of approximately 1,700 stocks, is a geometric average of the daily price percentage change in each stock covering both large and small capitalized companies. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency securities. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             5

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)   November 30, 1998
--------------------------------------------------------------------------------

Common Stock Industry Breakdown
(as a percentage of total common stock)

   [The following table was depicted as a pie chart in the printed material.]

                          Telecommunications       15.2%
                          Biotechnology            22.2%
                          Capital Goods            12.4%
                          Drug Delivery             3.0%
                          Pharmaceuticals          22.7%
                          Technology               24.5%

                                                                Percentage of
Top Ten Holdings                                              Total Investments
================================================================================
U.S. Treasury Strips                                                57.2%
Tyco International Ltd.                                              5.3
Chiron Corp.                                                         4.3
Genzyme Corp. - General Division                                     4.2
IDEC Pharmaceuticals Corp.                                           4.1
C-COR Electronics, Inc.                                              3.9
Quantum Corp.                                                        3.8
Forest Laboratories, Inc.                                            3.0
Tech-Sym Corp.                                                       2.9
Vertex Pharmaceuticals Inc.                                          2.6
================================================================================


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1998
--------------------------------------------------------------------------------

     SHARES                         SECURITY                             VALUE
================================================================================
COMMON STOCK -- 42.8%

Biotechnology -- 9.5%
      95,000  Chiron Corp.*                                          $ 2,149,375
     100,000  Gensia Sicor Inc.*                                         462,500
      50,000  Genzyme Corp. - General Division*                        2,103,125
       3,000  Genzyme Corp. - Tissue Repair*                               9,188
       5,402  Genzyme-Molecular Oncology*                                 18,909
--------------------------------------------------------------------------------
                                                                       4,743,097
--------------------------------------------------------------------------------
Capital Goods -- 5.3%
      40,000  Tyco International Ltd.                                  2,632,500
--------------------------------------------------------------------------------
Drug Delivery -- 1.3%
     100,000  Advanced Polymer Systems, Inc.*                            637,500
--------------------------------------------------------------------------------
Pharmaceutical -- 9.7%
      32,000  Forest Laboratories Inc., Class A Shares                 1,492,000
      60,000  IDEC Pharmaceuticals Corp.*                              2,017,500
      55,000  Vertex Pharmaceuticals, Inc.*                            1,302,812
--------------------------------------------------------------------------------
                                                                       4,812,312
--------------------------------------------------------------------------------
Technology -- 10.5%
     100,000  Excel Technology Inc.*                                   1,000,000
      85,000  Quantum Corp.*                                           1,880,625
      56,500  Tech-Sym Corp.*                                          1,416,031
      80,000  VLSI Technology, Inc.*                                     915,000
--------------------------------------------------------------------------------
                                                                       5,211,656
--------------------------------------------------------------------------------
Telecommunications -- 6.5%
     135,050  C-COR Electronics, Inc.*                                 1,958,225
     104,500  California Microwave, Inc.*                              1,267,063
--------------------------------------------------------------------------------
                                                                       3,225,288
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost-- $11,433,092)                                    21,262,353
================================================================================
      FACE
     AMOUNT                         SECURITY                               VALUE
================================================================================
U.S. TREASURY STRIPS-- 57.2%
 $30,000,000  U.S. Treasury Strips, zero coupon due 2/15/00
              (Cost-- $27,270,041)                                    28,388,100
================================================================================
              TOTAL INVESTMENTS-- 100%
              (Cost-- $38,703,133**)                                 $49,650,453
================================================================================

*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             7

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost~--~$38,703,133)                       $49,650,453
   Cash                                                                  459,284
--------------------------------------------------------------------------------
   Total Assets                                                       50,109,737
--------------------------------------------------------------------------------
LIABILITIES:
   Investment advisory fees payable                                       15,953
   Payable for Fund shares purchased                                       9,997
   Administration fees payable                                             7,977
   Distribution fees payable                                               1,362
   Accrued expenses                                                       40,816
--------------------------------------------------------------------------------
   Total Liabilities                                                      76,105
--------------------------------------------------------------------------------
Total Net Assets                                                     $50,033,632
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                        $     6,197
   Capital paid in excess of par value                                37,266,884
   Undistributed net investment income                                 1,561,508
   Accumulated net realized gain on security transactions                251,723
   Net unrealized appreciation of investments                         10,947,320
--------------------------------------------------------------------------------
Total Net Assets                                                     $50,033,632
================================================================================
Shares Outstanding                                                     6,196,939
--------------------------------------------------------------------------------
Net Asset Value  (and redemption price)                              $      8.07
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                         $ 2,335,842
   Dividends                                                              5,375
--------------------------------------------------------------------------------
   Total Investment Income                                            2,341,217
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                    213,776
   Distribution fees (Note 2)                                           133,610
   Administration fees (Note 2)                                         106,888
   Shareholder communications                                            55,582
   Shareholder and system servicing fees                                 33,214
   Audit and legal                                                       20,852
   Trustees' fees                                                        13,230
   Custody                                                                2,800
   Other                                                                  5,369
--------------------------------------------------------------------------------
   Total Expenses                                                       585,321
--------------------------------------------------------------------------------
Net Investment Income                                                 1,755,896
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             12,338,893
     Cost of securities sold                                          9,380,861
--------------------------------------------------------------------------------
   Net Realized Gain                                                  2,958,032
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               13,078,845
     End of year                                                     10,947,320
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (2,131,525)
--------------------------------------------------------------------------------
Net Gain on Investments                                                 826,507
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 2,582,403
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             9

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                         1998           1997
================================================================================
OPERATIONS:
  Net investment income                             $  1,755,896   $  1,977,400
  Net realized gain                                    2,958,032      7,309,576
  Decrease in net unrealized appreciation             (2,131,525)    (2,098,279)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               2,582,403      7,188,697
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (2,125,380)            --
  Net realized gains                                  (2,872,512)    (7,551,121)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (4,997,892)    (7,551,121)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued for
    reinvestment of dividends                          4,872,682      7,366,972
  Cost of shares reacquired                          (11,261,322)   (13,598,864)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                           (6,388,640)    (6,231,892)
--------------------------------------------------------------------------------
Decrease in Net Assets                                (8,804,129)    (6,594,316)

NET ASSETS:
  Beginning of year                                   58,837,761     65,432,077
--------------------------------------------------------------------------------
  End of year*                                      $ 50,033,632   $ 58,837,761
================================================================================
* Includes undistributed net investment income of:  $  1,561,508   $  1,930,992
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Zeros Plus Emerging Growth Series 2000 ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors. The Trust consists of this Fund and one other fund: Security and Growth Fund. The financial statements and financial highlights for the other fund are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign income dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            11

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser of the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.40% of the average daily net assets. MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to the date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker dealers, continues to sell Fund shares to the public as members of the selling group.

Pursant to a Distribution Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.25% of the average daily net assets.

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                                     --
--------------------------------------------------------------------------------
Sales                                                                $12,338,893
================================================================================


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 11,822,803
Gross unrealized depreciation                                          (875,483)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 10,947,320
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Shares of Beneficial Interest

At November 30, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund and Security and Growth Fund, each constitutes a sub-trust under the Master Trust Agreement.

Transactions in shares of the Fund were as follows:

                                             Year Ended            Year Ended
                                          November 30, 1998    November 30, 1997
================================================================================
Shares issued on reinvestment                   604,422              854,637
Shares redeemed                              (1,365,032)          (1,476,738)
--------------------------------------------------------------------------------
Net Decrease                                   (760,610)            (622,101)
================================================================================


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            13

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended November 30:

                                             1998      1997      1996      1995      1994
===========================================================================================
Net Asset Value, Beginning of Year          $8.46     $8.63     $9.28     $8.15     $9.00
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.28      0.28      0.30      0.27      0.27
  Net realized and unrealized gain (loss)    0.13      0.78     (0.16)     1.48     (0.28)
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.41      1.06      0.14      1.75     (0.01)
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.31)       --     (0.57)    (0.27)    (0.34)
  Net realized gains                        (0.49)    (1.23)    (0.22)    (0.35)    (0.50)
-------------------------------------------------------------------------------------------
Total Distributions                         (0.80)    (1.23)    (0.79)    (0.62)    (0.84)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $8.07     $8.46     $8.63     $9.28     $8.15
-------------------------------------------------------------------------------------------
Total Return                                 5.05%    12.28%     1.55%    22.17%    (0.20)%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $  50     $  59     $  65     $  77     $  75
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.10%     1.05%     1.11%     1.17%     1.15%
  Net investment income                      3.30      3.15      3.15      3.12      3.27
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         0%        0%        0%        6%        1%
===========================================================================================

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1998:

      o     Total long-term capital gain distributions paid of $2,872,512.

      o A total of 99.73% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zeros Plus Emerging Growth Series 2000 of Smith Barney Principal Return Fund as of November 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1994, were audited by other auditors whose report thereon, dated January 12, 1995 expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zeros Plus Emerging Growth Series 2000 of Smith Barney Principal Return Fund as of November 30, 1998, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                                /s/ KPMG LLP

New York, New York
January 15, 1999

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

1. To elect Trustees of the Trust; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                      Shares Voted     Percentage    Shares Voted    Percentage
Name of Trustees           For        Shares Voted      Against     Shares Voted
================================================================================
Paul R. Ades         18,357,855.212      96.992%      569,401.879       3.008%
Herbert Barg         18,324,756.049      96.817       602,501.042       3.183
Dwight B. Crane      18,357,438.225      96.989       569,818.866       3.011
Frank Hubbard        18,355,307.898      96.978       571,949.193       3.022
Jerome Miller        18,357,924.291      96.992       569,332.800       3.008
Ken Miller           18,353,804.176      96.970       573,452.915       3.030
Heath B. McLendon    18,341,693.427      96.906       585,563.664       3.094
================================================================================

Proposal 2 requested that shareholders approve certain modifications to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

================================================================================
Diversification                                                         Approved
--------------------------------------------------------------------------------
Industry Concentration                                                  Approved
--------------------------------------------------------------------------------
Borrowing                                                               Approved
--------------------------------------------------------------------------------
Lending by the Fund                                                     Approved
--------------------------------------------------------------------------------
Real Estate                                                             Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

   Shares      Percentage      Shares     Percentage                 Percentage
    Voted       of Shares       Voted      of Shares     Shares       of Shares
     For          Voted        Against       Voted     Abstaining     Abstained
================================================================================
3,218,804.422    90.053%     87,699.146      2.454%    267,825.908     7.493%
================================================================================


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            18

                                                            SALOMON SMITH BARNEY
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

Trustees

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Richard A. Freeman
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund -- Zeros Plus Emerging Growth Series 2000. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Principal Return Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0306 1/99









       [LOGO]

       Smith Barney Principal
       Return Fund

       Security and
       Growth Fund

       ---------------
        ANNUAL REPORT
       ---------------

       November 30, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

Smith Barney
Principal Return
Fund

                         [PHOTO OMITTED]               [PHOTO OMITTED]

                         Heath B. McLendon             John G. Goode

                         Chairman                      Vice President and
                                                       Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Principal Return Fund -- Security & Growth Fund ("Fund") for the year ended November 30, 1998. In this report, we comment on how your Fund has performed as well as our near-term expectations for the financial markets. For your convenience, a detailed summary of the historical performance as well as its current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the year ended November 30, 1998, the Fund had a negative total return of 10.43% versus the 8.95% return for the Lehman Brothers Intermediate Term Government Bond Index and the negative 6.62% return for the Russell 2000 Index. And while we are clearly disappointed by the Fund's performance, our work suggests the returns of the S&P 500 between now and 2003 probably will be significantly less than the returns experienced over the last five years. It is highly unlikely that P/E and price-to-sales ratios double as they have in the last five years. In addition, earnings may slow somewhat because the easy restructuring initiatives and labor downsizings have already occurred. In the next five years, we also believe indexes such as the Russell 2000 could generate annualized returns materially higher than the S&P 500.

The unsettled economic conditions in Asia and more recently, adverse developments in Russia and Brazil caused a flight-to-quality by most investors. This meant that U.S. Treasury bonds and large-capitalization stocks, especially the top 25 names in the S&P 500, did quite well under these market conditions. However, smaller issues were subjected to unrelenting selling and many issues declined substantially. The average capitalization in the Fund was approximately $250 million and this segment of the Russell 2000 Index of small and mid-cap stocks declined approximately 30% through the period ended November 30, 1998.

The economic crises around the world raised fears of recession and for the first time in 65 years, the word "deflation" once again came into vogue. Growth rates around the world declined and most smaller-capitalization companies were perceived to be more sensitive to falling aggregate demand on a


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             1
worldwide basis. In effect, a two-tiered stock market developed, with a valuation spread between large and small companies wider than any time since 1972-1973 and possibly the widest in history.

Investment Strategies

During its fiscal year, we elected not to re-balance the Fund as aggressively as we might have in hindsight and allowed the Fund's zero coupon bond component to reach about 70% of assets. This helped Fund performance because zero coupon Treasuries were a major beneficiary of lower interest rates and the flight by investors to the highest-quality instruments during the reporting period. In addition, we identified those companies most vulnerable to international economic difficulties and sold these securities. These issues generally were sold at a substantial loss but much less so than if we had continued to own them in the portfolio. We also tried to increase the percentage of issues that were less vulnerable to loss of foreign business and those companies which we believed had good near-term prospects.

Portfolio Changes*

Purchases in the Fund include United Road Services (URSI), Waddell & Reed (WDR), Geoworks (GWRX), Inprise (INPR), and Wolverine Tube (WLV). These companies were added to the portfolio or increased in size because their operations were primarily domestic in nature or they served to enhance growth in a specialized market.

Sales so far in 1998 included Alteon (ALTN), Alyn Corp (ALYN), Asia Pacific Resources (ARH), Global Tech Appliances, Nabors Industries (NBR), Danka Business Systems (DANKY) and Peak International (PEAKF). A number of these companies are dependent on strength in the world economy including Asia for their sales and it seemed prudent to move away from these positions. Moreover, some company stocks were sold because their business prospects either changed for the worse or improved business prospects were deemed far enough in the future that holding these positions in current economic conditions did not seem prudent.

Market Outlook

We think that the most important market indicator to follow at this time is the Commodity Research Bureau ("CRB") Index because it reflects whether the forces of inflation or deflation are at work in the world. If the CRB Index continues to decline, deflation will be the near-term risk and monetary authorities around the world probably will act to reduce interest rates.

In this environment, corporate earnings could suffer but P/E ratios might be enhanced by lower interest rates. (A P/E ratio shows the relationship between a stock's price and the company's earnings for the last four quarters.) A continuation of deflationary conditions may also cause investors to remain risk

----------
*     Please note that the Fund's holdings are subject to change.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
averse, and that means U.S. Treasury securities and the largest-sized companies could continue in their roles as "safe havens." The gap between larger-capitalized and smaller-capitalized companies may continue to widen.

The actions of the Federal Reserve Board and its counterparts around the world are designed to reinvigorate the world economy and stimulate aggregate demand. When this begins to happen, the CRB Index should reflect this fact by beginning to advance as demand for raw materials, natural resources and industrial inputs increases. When that happens, a significant change in the stock market should occur and many smaller- and intermediate-capitalized companies could begin to outperform larger-capitalized companies.

We thank you for your investment in the Smith Barney Principal Return Fund -- Security and Growth Fund.

Sincerely,


/s/ Heath B. McLendon                  /s/ John G. Goode

Heath B. McLendon                      John G. Goode
Chairman                               Vice President and
                                       Investment Officer

December 9, 1998

--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             3

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                      ---------------------
                      Beginning       End     Income    Capital Gain   Total
Year Ended             of Year      of Year  Dividend   Distribution  Returns(1)
================================================================================
11/30/98               $ 10.12    $   8.73    $ 0.28      $ 0.08       (10.43)%
--------------------------------------------------------------------------------
11/30/97                 10.22       10.12      0.03        1.75        16.42
--------------------------------------------------------------------------------
11/30/96                 10.68       10.22      0.62        0.99        11.15
--------------------------------------------------------------------------------
3/30/95* - 11/30/95       9.60       10.68      0.00        0.14        12.70+
================================================================================
Total                                         $ 0.93      $ 2.96
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                              Without                With
                                          Sales Charges(1)      Sales Charges(2)
================================================================================
Year Ended 11/30/98                           (10.43)%               (14.00)%
--------------------------------------------------------------------------------
3/30/95* through 11/30/98                       7.54                   6.35
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                     Without
                                                                 Sales Charge(1)
================================================================================
13/30/95* through 11/30/98                                            30.62%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 4.00%.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
               Security and Growth Fund vs. Russell 2000 Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------
                           March 1995 -- November 1998

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                                  3/30/95    5/95    11/95    5/96    11/96    5/97    11/97    5/98    11/30/98
Security and Growth Fund                                                                                 $12,540
Russell 2000 Index                                                                                       $16,062
Lehman Brothers Intermediate
  Term Government Bond Index                                                                             $13,306

+ Hypothetical illustration of $10,000 invested in shares of the Security and Growth Fund from March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1998. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             5

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1998
--------------------------------------------------------------------------------

  SHARES                    SECURITY                                    VALUE
================================================================================
COMMON STOCK--29.1%
Basic Materials--3.2%
   35,000     Freeport-McMoRan Copper, Inc.                         $    457,188
  150,000     RTI International Metals, Inc. (a)(b)                    2,259,375
   50,000     Wolverine Tube Inc. (a)                                  1,121,875
--------------------------------------------------------------------------------
                                                                       3,838,438
--------------------------------------------------------------------------------
Business Services--2.2%
  150,000     United Road Services Inc. (a)                            2,700,000
--------------------------------------------------------------------------------
Computer Peripheral--2.7%
  150,000     Quantum Corp. (a)                                        3,318,750
--------------------------------------------------------------------------------
Computer Software--9.9%
  120,000     Adobe Systems, Inc.                                      5,370,000
1,100,000     Geoworks Corp. (a)(b)                                    3,162,500
  250,000     Inprise Corp. (a)(b)                                     1,390,625
   75,000     Macromedia Inc. (a)                                      2,095,312
--------------------------------------------------------------------------------
                                                                      12,018,437
--------------------------------------------------------------------------------
Electronics Semiconductor--4.4%
  470,000     California Micro Devices Corp. (a)                       1,233,750
  400,000     Cypress Semiconductor Corp. (a)                          4,075,000
--------------------------------------------------------------------------------
                                                                       5,308,750
--------------------------------------------------------------------------------
Financial--0.4%
   20,000     Waddell & Reed Financial Inc. (b)                          467,500
--------------------------------------------------------------------------------
Manufacturing-Special--1.6%
  100,000     Optical Coating Laboratory Inc.                          1,875,000
4,090,908     Power Spectra Inc. (a)(c)                                   40,909
2,000,000     Power Spectra Inc. (a)(c)(d)                                20,000
--------------------------------------------------------------------------------
                                                                       1,935,909
--------------------------------------------------------------------------------
Medical Biotechnology--1.9%
  337,500     Onyx Pharmaceuticals Inc. (a)                            2,278,125
--------------------------------------------------------------------------------
Medical Supplies--0.4%
  565,900     Metra Bio Systems Inc. (a)                                 495,163
--------------------------------------------------------------------------------
Oil & Gas-Domestic--0.3%
1,035,000     Abacan Resource Corp. (a)                                  323,437
--------------------------------------------------------------------------------
Real Estate--0.4%
   20,000     Arden Reality Group, Inc.                                  460,000
--------------------------------------------------------------------------------
Restaurants--1.7%
  300,000     Taco Cabana Inc., Class A Shares (a)                     2,081,250
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost--$44,073,997)                                     35,225,759
================================================================================
WARRANTS--0.1%
  125,000     Aphton Corp., Expire 9/14/02 (Cost--$0) (a)(d)              93,750
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  FACE
  AMOUNT                    SECURITY                                    VALUE
================================================================================

U.S. TREASURY STRIPS--69.0%
$115,000,000  U.S. Treasury Strips, zero coupon due 8/15/05
              (Cost--$70,796,631)                                   $ 83,609,600
================================================================================
REPURCHASE AGREEMENT--1.8%
   2,138,000  Morgan Stanley, 5.250% due 12/1/98; Proceeds
              at maturity--$2,138,312; (Fully collateralized
              by U.S. Treasury Notes, 4.625% due 11/30/00;
              Market value--$2,191,457)
              (Cost--$2,138,000)                                       2,138,000
================================================================================
              TOTAL INVESTMENTS--100%
              (Cost--$117,008,628*)                                 $121,067,109
================================================================================

(a)   Non-income producing security.
(b)   All or a portion of this security is on loan (See Note 7).
(c)   Security is valued by the Fund's Board of Trustees (See Note 6).
(d) Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            7

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost--$117,008,628)                      $ 121,067,109
  Cash                                                                      418
  Collateral for securities on loan (Note 7)                          2,625,808
  Receivable for securities sold                                      2,083,993
  Receivable for Fund shares sold                                         4,998
  Dividends and interest receivable                                         546
--------------------------------------------------------------------------------
  Total Assets                                                      125,782,872
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 7)                             2,625,808
  Distribution fees payable                                             193,180
  Payable for Fund shares sold                                           94,628
  Management fees payable                                                49,610
  Accrued expenses                                                       92,225
--------------------------------------------------------------------------------
  Total Liabilities                                                   3,055,451
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 122,727,421
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      14,054
  Capital paid in excess of par value                               122,429,730
  Undistributed net investment income                                 4,083,876
  Accumulated net realized loss
    from security transactions                                       (7,858,720)
  Net unrealized appreciation of investments                          4,058,481
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 122,727,421
================================================================================
Shares Outstanding                                                   14,054,462
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                            $        8.73
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                        $   6,036,694
  Dividends                                                             139,451
--------------------------------------------------------------------------------
  Total Investment Income                                             6,176,145
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                              807,501
  Distribution fees (Note 2)                                            403,751
  Shareholder & system servicing fees                                   187,735
  Shareholder communications                                             60,507
  Trustees fees                                                          20,623
  Audit & legal                                                          19,963
  Custody                                                                12,000
  Other                                                                   2,467
--------------------------------------------------------------------------------
  Total Expenses                                                      1,514,547
--------------------------------------------------------------------------------
Net Investment Income                                                 4,661,598
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              94,534,256
    Cost of securities sold                                         102,366,777
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (7,832,521)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                19,629,221
    End of year                                                       4,058,481
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                           (15,570,740)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (23,403,261)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (18,741,663)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             9

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                          1998          1997
================================================================================

OPERATIONS:
  Net investment income                              $  4,661,598  $  5,624,831
  Net realized gain (loss)                             (7,832,521)   29,915,321
  Decrease in net unrealized appreciation             (15,570,740)   (4,335,441)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations   (18,741,663)   31,204,711
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (5,551,293)     (497,465)
  Net realized gains                                   (1,372,771)  (30,380,974)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (6,924,064)  (30,878,439)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net asset value of shares issued
    for reinvestment of dividends                       6,773,299    30,210,679
  Cost of shares reacquired                           (62,738,587)  (70,185,118)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                           (55,965,288)  (39,974,439)
--------------------------------------------------------------------------------
Decrease in Net Assets                                (81,631,015)  (39,648,167)

NET ASSETS:
  Beginning of year                                   204,358,436   244,006,603
--------------------------------------------------------------------------------
  End of year*                                       $122,727,421  $204,358,436
================================================================================
* Includes undistributed net investment income of:   $  4,083,876  $  4,947,372
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Security and Growth Fund ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors. The Trust consists of this Fund and one other fund: the Zeros Plus Emerging Growth Series 2000. The financial statements and financial highlights for the other fund are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1998, reclassifications were made to the capital account to reflect permanent book/tax differences and income and gains available for


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            11

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), through its Davis Skaggs Investment Management division, acts as investment manager of the Fund. The Fund pays MMC a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.25% of the average daily net assets.

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $ 36,178,553
--------------------------------------------------------------------------------
Sales                                                                 94,534,256
================================================================================


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 19,706,365
Gross unrealized depreciation                                       (15,647,884)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $  4,058,481
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 1998, the Fund held no purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended November 30, 1998, the Fund did not write any call or put options.

6. Securities Valued by the Fund's Board of Trustees

The following securities held by the Fund on November 30, 1998, are illiquid and valued at fair value in good faith by, or under the direction of, the Fund's Board of Trustees taking into consideration the appropriate economic, financial and other pertinent available information pertaining to these securities.

                                          Value            Percentage
                  Acquisition              Per     Fair     of Total
Security             Date       Shares    Share    Value   Net Assets    Cost
================================================================================
Power Spectra Inc.   9/11/95    4,090,908  $0.01  $ 40,909     0.03%  $3,272,726
--------------------------------------------------------------------------------
Power Spectra Inc.   4/10/97    2,000,000   0.01    20,000     0.02      500,000
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At November 30, 1998, the Fund loaned common stocks having a value of $2,398,950 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Euro Time Deposits:
  Banco Bilboa Vizcaya, 5.563% due 12/1/98                            $  676,002
  Bank Brussels Lambert, 5.625% due 12/1/98                              676,002
  Banque of Paribas, 5.625% due 12/1/98                                  676,002
  Societe Generale, 5.625% due 12/1/98                                   450,668
  Westdeutsche Landesbank, 5.625% due 12/1/98                            147,134
--------------------------------------------------------------------------------
Total                                                                 $2,625,808
================================================================================

For the year ended November 30, 1998, securities lending income earned was $17,012.

8. Shares of Beneficial Interest

At November 30, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund and the Zeros Plus Emerging Growth Series 2000 each constitute a sub-trust under the Master Trust Agreement.

Transactions in shares of the Fund were as follows:

                                           Year Ended              Year Ended
                                        November 30, 1998      November 30, 1997
================================================================================
Shares issued on reinvestment                 721,825                 2,947,383
Shares redeemed                            (6,865,212)               (6,617,924)
--------------------------------------------------------------------------------
Net Decrease                               (6,143,387)               (3,670,541)
================================================================================

9. Affiliate Transaction

At November 30, 1998, the Fund owns approximately 25% of Power Spectra, Inc., which represents less than 1% of the Fund's total net assets. Therefore, under the Investment Company Act of 1940, Power Spectra would be considered an affiliate of the Fund.

10. Capital Loss Carryforwards

At November 30, 1998, the Fund had, for Federal income tax purposes, approximately $7,832,000 of capital loss carryforwards available to offset future realized gains before expiration in 2006. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended November 30:

                                             1998         1997        1996         1995(1)
=============================================================================================
Net Asset Value, Beginning of Year         $  10.12     $  10.22    $  10.68      $   9.60
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.32         0.28        0.33          0.28
  Net realized and unrealized gain (loss)     (1.35)        1.40        0.82          0.94
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.03)        1.68        1.15          1.22
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.28)       (0.03)      (0.62)           --
  Net realized gains                          (0.08)       (1.75)      (0.99)        (0.14)
---------------------------------------------------------------------------------------------
Total Distributions                           (0.36)       (1.78)      (1.61)        (0.14)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $   8.73     $  10.12    $  10.22      $  10.68
---------------------------------------------------------------------------------------------
Total Return                                 (10.43)%      16.42%      11.15%        12.70%++
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $122,727     $204,358    $244,007      $309,822
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.94%        0.92%       0.99%         1.02%+
  Net investment income                        2.88         2.62        2.88          4.07+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          23%          20%         43%           26%
=============================================================================================

(1) For the period from March 30, 1995 (commencement of operations) to November 30, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1998:

      o     long term capital gain distributions paid of $1,372,771.

      o A total of 95.79% of the ordinary dividends paid by the Fund has been derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Security and Growth Fund of Smith Barney Principal Return Fund as of November 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from March 30, 1995 (commencement of operations) to November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Security and Growth Fund of Smith Barney Principal Return Fund as of November 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from March 30, 1995 to November 30, 1995, in conformity with generally accepted accounting principles.


                                       /s/ KPMG LLP

New York, New York
January 15, 1999

--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            17

                                                            SOLOMON SMITH BARNEY
                                                            --------------------
                                                     A member of citigroup[LOGO]

Trustees

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNCBank, N.A.

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund -- Security and Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Principal Return Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01052 1/99